UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004


                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------


         Delaware                        0-20792                 77-0130849
-----------------------------   --------------------------  -------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



                               485 Cochrane Circle
                          Morgan Hill, California 95037
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 776-0799




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

         This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.        Description
-----------        -----------

   99.1 Press release dated April 15, 2004 announcing results for the First Quarter ended March 21, 2004.


Item 12. Results of Operations and Financial Condition

     On April 15, 2004, Fresh Choice, Inc. issued a press release announcing first quarter earnings results. A copy of the press release is attached as
Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRESH CHOICE, INC.


Date:  April 15, 2004            By: /s/ David E. Pertl
                                     -------------------------------------------
                                     David E. Pertl
                                     Senior Vice President and Chief Financial
                                     Officer (Principal Financial and Accounting
                                     Officer)

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

   99.1 Press release dated April 15, 2004 announcing results for the First Quarter ended March 21, 2004.